                                                                    EXHIBIT 99.1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of them.

Dated:  February 14, 2001

                                       Draper Fisher Jurvetson Fund V, L.P.


                                       By: /s/ Tim Draper
                                           ------------------------------------
                                           Name:  Tim Draper
                                           Title: Managing Director


                                       Draper Fisher Jurvetson Management
                                       Company V, LLC


                                       By: /s/ Tim Draper
                                           ------------------------------------
                                           Name:  Tim Draper
                                           Title: Managing Director



                                       /s/ Tim Draper
                                       ----------------------------------------
                                       Timothy C. Draper



                                       /s/ John H.N. Fisher
                                       ----------------------------------------
                                       John H.N. Fisher



                                       /s/ Stephen T. Jurvetson
                                       ----------------------------------------
                                       Stephen T. Jurvetson

                                       Draper Fisher Jurvetson Partners V, LLC


                                       By: /s/ Tim Draper
                                           -------------------------------------
                                           Name:  Tim Draper
                                           Title: Managing Director


                                       JABE, LLC


                                       By: /s/ Tim Draper
                                           -------------------------------------
                                           Name:  Tim Draper
                                           Title: Managing Director

                                      13